                                                                    EXHIBIT 99.3


                         PROFORMA FINANCIAL INFORMATION


On May 14, 1999, IBI signed a Plan of Merger with Fast Forward Marketing, Inc. ("Acquisition Transaction"). In accordance with the Plan of Merger, IBI issued 670,000 shares of common stock and certain additional cash rights in exchange for all issued and outstanding securities of Fast Forward. The additional cash rights consisted of (1) a contingent payment of up to $200,000 payable on or before May 1, 2000, depending upon the gross margins of Fast Forward during 1999 and (2) an additional payment of up to $150,000 plus interest thereon payable on or before May 1, 2001, in accordance with the settlement of certain compensation plan arrangements.

The accompanying proforma combined financial statements illustrate the effect of the Acquisition Transaction on IBI's financial position and results of operations. The proforma combined balance sheet as of March 31, 1999 is based on the historical balance sheet of IBI giving effect to the acquisition, assuming it took place on that date. The proforma combined statement of operations for the three months ended March 31, 1999 and the year ended December 31, 1998, giving effect to the acquisition by IBI as if it occurred on the first day of each such period presented.

The proforma combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained, nor are they indicative of future operations.

The accompanying proforma combined financial statements should be read in connection with the historical financial statements of IBI and notes thereto included in IBI's Annual Report on Form 10K for the year ended December 31, 1998 and the Quarterly Report on Form 10Q for the three months ended March 31, 1999, which are hereby incorporated by this reference and the historical financial statements of Fast Forward and notes thereto included elsewhere in this report.

                             INTERVISUAL BOOKS, INC.
                    UNAUDITED PROFORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1999


                                                   IBI                FFM             PROFORMA               COMBINED
                                              -------------------------------------------------------------------------
Cash & equivalents                            $    772,495       $    170,864                              $    943,359
Marketable securities                                    0            100,624                                   100,624
Accounts receivable                              1,301,990          1,600,522                                 2,902,512
Allowance for bad debt                            (177,631)           (73,896)                                 (251,527)
Inventories, net                                 1,931,548                  0                                 1,931,548
Prepaid expense                                    231,058             11,031                                   242,089
Royalty advances                                   332,656            144,771                                   477,427
Commission advances                                 15,000             92,007                                   107,007
Income taxes receivable                            117,281                  0                                   117,281
Other current assets                               175,176                  0                                   175,176
                                              -------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             4,699,573          2,045,923                                 6,745,496

Production costs                                 3,535,014             54,200                                 3,589,214
Goodwill                                                 0                  0          1,666,348(1)           1,666,348
Other assets                                             0             12,796                                    12,796
                                              -------------------------------------------------------------------------
NET OTHER ASSETS                                 3,535,014             66,996          1,666,348              5,268,358

Property & equipment                             1,141,401            776,500                                 1,917,901
Accumulated depreciation                          (970,768)          (579,196)                               (1,549,964)
                                              -------------------------------------------------------------------------
NET PROPERTY & EQUIPMENT                           170,633            197,304                                   367,937

DEFERRED INCOME TAX                                511,948                  0                                   511,948
                                              -------------------------------------------------------------------------

TOTAL ASSETS                                  $  8,917,168       $  2,310,223       $  1,666,348           $ 12,893,739
                                              =========================================================================

Liabilities
Accounts payable                                 1,963,290          2,510,547            150,000(1)           4,623,837
Checks issued against
   future deposits                                       0            229,999                                   229,999
Accrued royalties                                   98,143             35,923                                   134,066
Accrued expenses                                   203,673             84,372                                   288,045
Bank loan                                        1,900,000            350,000                                 2,250,000
Customer deposit                                    70,580                  0                                    70,580
                                              -------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                        4,235,686          3,210,841            150,000              7,596,527

Other liability-long term                           72,010                  0                                    72,010
                                              -------------------------------------------------------------------------

Total Liabilities                                4,307,696          3,210,841            150,000              7,668,537

STOCKHOLDERS' EQUITY
Common stock                                     4,800,582             15,000            600,730(1,2)         5,416,312
Additional paid in capital                         329,912                  0                                   329,912
Retained deficit                                  (521,022)          (915,618)           915,618(1,2)          (521,022)
                                              -------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       4,609,472           (900,618)         1,516,348              5,225,202

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY      $  8,917,168       $  2,310,223       $  1,666,348           $ 12,893,739
                                              =========================================================================

(1) Adjustment to record purchase of Fast Forward Marketing which includes 670,000 shares of IBI stock and a cash payment of $150,000 due in May 2001.
(2)     Adjustment to eliminate stockholder's deficit of Fast Forward Marketing.

                             INTERVISUAL BOOKS, INC.
              UNAUDITED PROFORMA COMBINED STATEMENTS OF OPERATIONS
                                 MARCH 31, 1999


                                                                            Proforma
                                           IBI               FFM             Entries              Combined
                                       -----------       -----------       -----------          -----------
Net sales                              $ 1,519,054       $ 2,295,960      $                     $ 3,815,014
Rights income                                2,359                 0                                  2,359
                                       -----------       -----------       -----------          -----------
Total revenue                            1,521,413         2,295,960                              3,817,373

Cost of sales                            1,069,690         1,925,425                              2,995,115
                                       -----------       -----------       -----------          -----------

Gross profit                               451,723           370,535                                822,258

Selling, general and
   administrative expenses                 875,103           597,864            27,628(1)         1,500,595
                                       -----------       -----------       -----------          -----------

Loss from operations                      (423,380)         (227,329)                              (678,337)

Interest expense                           (39,028)           (6,782)                               (45,810)
Other income                                 9,031                38                                  9,069
                                       -----------       -----------       -----------          -----------

Loss before income taxes                  (453,377)         (234,073)                              (715,078)

Income tax benefit                         (70,000)                0                                (70,000)
                                       -----------       -----------       -----------          -----------

Net loss                                  (383,377)         (234,073)          (27,628)            (645,078)
                                       ===========       ===========       ===========          ===========

Loss per share
   Basic                               $     (0.07)                                             $     (0.11)
                                       ===========                                              ===========
   Diluted                             $     (0.07)                                             $     (0.11)
                                       ===========                                              ===========

Weighted average number of shares
   and equivalents outstanding
   Basic                                 5,191,491                                                5,861,491
                                       ===========                                              ===========
   Diluted                               5,191,491                                                5,861,491
                                       ===========                                              ===========


Proforma Entry:
(1) Adjustment to reflect amortization of goodwill assuming a 20 year life and acquisition costs assuming a 10 year life related to the transaction.

                             INTERVISUAL BOOKS, INC.
              UNAUDITED PROFORMA COMBINED STATEMENTS OF OPERATIONS
                                DECEMBER 31, 1998


                                                                               Proforma
                                            IBI                FFM              Entries               Combined
                                       ------------       ------------       ------------          ------------
Net sales                              $ 11,191,681       $ 16,817,184        $                    $ 28,008,865
Rights income                               205,844                  0                                  205,844
                                       ------------       ------------       ------------          ------------
Total revenue                            11,397,525         16,817,184                               28,214,709

Cost of sales                             9,592,013         14,387,481                               23,979,494
                                       ------------       ------------       ------------          ------------

Gross profit                              1,805,512          2,429,703                                4,235,215

Selling, general and
   administrative expenses                4,797,460          2,966,383             94,077(1)          7,857,920
                                       ------------       ------------       ------------          ------------

Loss from operations                     (2,991,948)          (536,680)                              (3,622,705)

Interest expense                            (63,820)           (26,639)                                 (90,459)
Other income                                 70,956             23,148                                   94,104
                                       ------------       ------------       ------------          ------------

Loss before income taxes                 (2,984,812)          (540,171)                              (3,619,060)

Income tax expense (benefit)               (700,000)             4,804                                 (695,196)
                                       ------------       ------------       ------------          ------------

Net loss                               $ (2,284,812)      $   (544,975)           (94,077)         $ (2,923,864)
                                       ============       ============       ============          ============

Loss per share
   Basic                               $      (0.45)                                               $      (0.51)
                                       ============                                                ============
   Diluted                             $      (0.45)                                               $      (0.51)
                                       ============                                                ============

Weighted average number of shares
   and equivalents outstanding
   Basic                                  5,110,317                                                   5,780,317
                                       ============                                                ============
   Diluted                                5,110,317                                                   5,780,317
                                       ============                                                ============


Proforma entry:
(1) Adjustment to reflect amortization of goodwill assuming a 20 year life and acquisition costs assuming a 10 year life related to the transaction.